UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

CIVITAS BANKGROUP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-27393	62-1297760

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

4 Corporate Centre 810 Crescent Centre Drive, Suite 320 Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 383-6619

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 08/16/04

Item 9. Regulation FD Disclosure.

On August 16, 2004, Civitas BankGroup, Inc. issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
Date: August 16, 2004	By:	/s/ Andy LoCascio
Andy LoCascio
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release Issued by Civitas BankGroup, Inc. dated August 16, 2004.